UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2007


                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)


           California                  0-49892               61-1407606
  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)


                1899 W. March Lane
              Stockton, California                               95207
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (209) 870-3214


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

         On February 15, 2007, the Company issued a press release to announce record profits for the tenth consecutive year.

         A copy of the Company's press release dated February 15, 2007, including certain unaudited financial statements, is attached as Exhibit 99.1, and is incorporated here by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (d)      Exhibits.
                  --------

                  99.1       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Pacific State Bancorp
                                       (Registrant)


Date:  February 15, 2007               By: /s/ JO ANNE ROBERTS
                                           -------------------------------------
                                           Jo Anne Roberts
                                           Chief Financial Officer



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